SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PACIFIC GLOBAL FUND, INC., d/b/a PACIFIC ADVISORS FUND INC
 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of Each class of securities to which transaction applies:
__________________________________________________________

(2) Aggregate number of securities to which transaction applies:
__________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________

(4) Proposed maximum aggregate value of transaction:
__________________________________________________________

(5) Total fee paid:
__________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
__________________________________________________________

(2) Form, Schedule or Registration No.:
__________________________________________________________

(3) Filing Party:
__________________________________________________________

(4) Date Filed:
__________________________________________________________

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PACIFIC GLOBAL FUND, INC., d/b/a PACIFIC ADVISORS FUND INC.
ON BEHALF OF THE
GOVERNMENT SECURITIES FUND
101 N. Brand Boulevard, Suite 1950
Glendale, CA 91203
1-800-282-6693
www.pacificadvisorsfunds.com

June ___, 2016

Dear Pacific Advisors Government Securities Fund Shareholder:

Pacific Advisors Fund Inc. will hold a special meeting of shareholders of the Government Securities Fund (the “Fund”) on June 20, 2016, at 1:00 p.m. Pacific Time, at the offices of Pacific Global Investment Management Company (“Pacific Global”), 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203.  The purpose of the meeting is to vote on an important proposal affecting the Fund and you as a shareholder of the Fund.  This package contains important information about the proposal, a meeting notice, a proxy statement, a proxy card, and simple instructions on how to vote by phone.

At the June 20, 2016 special meeting, and any adjournments thereof, you will be asked to approve a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution.  While we appreciate the confidence and support you have placed in us through your investment with the Fund, the Fund’s Board of Directors (the “Board”) believes that this proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote “for” the proposal. The Board has concluded that the continued operation of the Fund is not economically feasible.

The enclosed materials contain important information about the proposal, and seek your approval of the Plan of Liquidation and Dissolution, which provides for the liquidation and dissolution of the Fund. We encourage you to read the entire proxy statement, which describes the proposal in detail. If the proposal is approved by shareholders, the Fund will be liquidated on or about June __, 2016.

THE FUND’S BOARD HAS CAREFULLY CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

You may vote in one of three ways:

BY MAIL using the enclosed proxy card;

BY TELEPHONE by calling the number indicated on your proxy card; or

IN PERSON at the special meeting of shareholders on June 20, 2016.

Your vote is extremely important, no matter how many shares you own.  If we do not receive sufficient votes to approve the proposal, we may have to send additional mailings or conduct telephone solicitations.  If you have any questions about the proposal, please call us at 800-282-6693.

Sincerely,

/s/ George A. Henning

Chairman
Pacific Advisors Fund

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GOVERNMENT SECURITIES FUND
(A series portfolio of PACIFIC ADVISORS FUND INC)
101 N. Brand Boulevard, Suite 1950
Glendale, CA 91203
1-800-282-6693
www.pacificadvisorsfunds.com

______________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2016
______________________________________________________________

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Government Securities Fund (the “Fund”), a series portfolio of Pacific Advisors Fund, will be held at the offices of Pacific Global Investment Management Company, located at 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203 on June 20, 2016, at 1:00 p.m. Pacific Time (the “Meeting”), for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Meeting or any adjournments thereof:

To approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

The proposal is discussed in greater detail in the attached proxy statement (the “Proxy Statement”).  You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on May 31, 2016.  If you attend the Meeting or any adjournments thereof, you may vote your shares in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in either of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

(2)
Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card which is available from 7:00 a.m. to 5:00 p.m., Monday through Friday. You will be asked to provide the control number on the proxy card.  If requested, a confirmation of your telephone vote will be mailed to you.

By order of the Board of Directors,

/s/
Catherine L. Henning, Secretary
Pacific Advisors Fund

Dated:   June __, 2016
Glendale, California

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY PROMPTLY.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by telephone in accordance with the instructions on the enclosed proxy card(s).  You may also vote by signing and dating the enclosed proxy card(s) and returning the proxy card(s) using the enclosed return postage-paid envelope.  Voting by telephone or returning the enclosed proxy card(s) will help avoid the expenses of additional solicitations.
If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the proposal described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.
To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

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GOVERNMENT SECURITIES FUND

IMPORTANT QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Pacific Advisors Fund Inc. will hold a meeting of shareholders of the Government Securities Fund (the “Fund”) on June 20, 2016.  It is important for you to vote on the issue described in this Proxy Statement.  Please read the Proxy Statement in its entirety, as the explanations in the Proxy Statement will help you decide on the issue.

The following questions and answers address the proposal and the proxy voting process:

Q:           What issues am I being asked to vote on?

A:           You are being asked to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

Q:           Who is asking for my vote?

A:           The enclosed proxy is solicited by the Fund’s Board of Directors (the “Board”).  After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

Q:           Why is the Board recommending approval of the Plan of Liquidation and Dissolution?

A:            At a meeting held on May 20, 2016, the Board considered the recommendation by Pacific Global Investment Management Company (“Pacific Global”) that it would best serve the interests of the Fund and its shareholders to terminate and liquidate the Fund.  In evaluating the Plan of Liquidation and Dissolution for the Fund (the “Plan”), the Board considered a number of factors, including particularly the Fund’s current asset size and its current expense ratio.  The Board considered Pacific Global’s determination that, because of the Fund’s small asset size, and the resultant inefficiencies, such as the high costs of operating and the Fund’s inability to realize economies of scale, it was not likely that the Fund will attract meaningful assets and that it would be in the best interests of the Fund and its shareholders to liquidate the Fund.  Based on its consideration of these and other factors deemed relevant, the Board concluded that approval of the Plan was in the best interests of the Fund and its shareholders.

Q&A

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Q:           What are the consequences to shareholders if the Plan is approved?

A:           If the Plan is approved by shareholders at the June 20, 2016 shareholder meeting or any adjournments thereof, the liquidation will take place as soon as practicable following such approval (the “Liquidation Date”).  After the close of business on June __, 2016 (the “Effective Date”), the Fund will cease following the investment objective and principal investment strategies set forth in its prospectus and will not engage in any business except for the purpose of winding up its business affairs.  After the Effective Date, the Fund’s assets will be liquidated and the net proceeds will be distributed to the Fund’s shareholders of record as of the close of business on the Liquidation Date.

Q:           How will my investment be returned to me if I am a shareholder of record as of the close of business on the Liquidation Date?

A:           If you are a shareholder as of the close of business on the Liquidation Date, you will receive a check from the Fund representing your pro rata interest in the Fund’s net assets as of the Liquidation Date.

Q:           May I redeem my investment after the shareholder meeting has taken place?

A:           Yes, you may continue to redeem your investment up to the Liquidation Date.

Q:           What are the tax consequences to shareholders if the Plan is approved?

A:           The liquidating distribution(s) a shareholder receives should be treated as payment in exchange for the shareholder’s Fund shares.  As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidation distribution(s) he or she receives.  Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax adviser to determine the tax consequences of receiving the liquidating distribution.

Q:	What will happen if the Plan is not approved by shareholders?

A:           If the proposed Plan is not approved by shareholders, the Board and Pacific Global would consider other alternatives to liquidating and dissolving the Fund.

Q:           Who will pay for the proxy solicitation, legal and other costs associated with the proposal?

A:           The Fund will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation.  The Fund’s shareholders will pay their own expenses, if any.  Costs associated with the approval of the proposal generally include printing and mailing costs, solicitation costs, legal costs, and other miscellaneous costs.

Q&A

Page - 6

Q:           Who is eligible to vote?

A:           Fund shareholders of record as of May 31, 2016 are eligible to vote on the proposal.

Q:           How do I vote my shares?

A:           You may vote in person, by mail or by telephone.  Your proxy card has the telephone number listed on it.  Please keep in mind that you save time and additional costs by voting by telephone.  You may also vote by returning the enclosed proxy card.  If you cast your vote by telephone, please do not return your proxy card.

Q:           Will I be contacted about voting my shares?

A:           Your vote is very important, no matter how many shares you own.  If you do not submit your vote promptly after receipt of the proxy statement, you may be contacted by a representative of Pacific Advisors Fund, who will request that you vote your shares.  Officers and employees of Pacific Global and its affiliates may also contact you to request that you vote your shares.

Q:           Whom do I contact with questions about the proxy statement?

A:           If you have any other questions or need further assistance in voting, please call us at 800-282-6693.

After careful consideration, the Fund’s Board has unanimously approved the proposal.

The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.
ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Q&A

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GOVERNMENT SECURITIES FUND
(A series portfolio of PACIFIC ADVISORS FUND INC)
101 N. Brand Boulevard, Suite 1950
Glendale, CA 91203
1-800-282-6693
www.pacificadvisorsfunds.com

PROXY STATEMENT

DATED ______, 2016

This proxy statement is being furnished to the shareholders of the Government Securities Fund (the “Fund”), a series portfolio of Pacific Advisors Fund, a Maryland corporation, by the Fund’s Board of Directors (the “Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the special meeting of shareholders or any adjournments thereof (the “Meeting”).  The Meeting will be held on June 20, 2016, at 1:00 p.m. Pacific Time at the offices of Pacific Global Investment Management Company located at 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203.  It is expected that the Meeting notice, proxy statement, and proxy card will be first mailed to shareholders on or about June __, 2016.

At the Meeting, you will be asked to consider and vote on a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution.  If approved by shareholders, the Plan of Liquidation and Dissolution provides for the sale of the Fund’s assets and distribution of the net proceeds to the Fund’s shareholders.  A copy of the Plan of Liquidation and Dissolution is attached to this proxy statement as Appendix A.  The Board recommends that you vote “FOR” this proposal.

The Board intends to bring before the Meeting the matter set forth herein and any other business that may properly come before the Meeting. If you wish to participate in the Meeting, you may vote your proxy by calling the toll-free telephone number listed on your proxy card, by returning your proxy card in the mail, or by attending the Meeting and voting in person.  If you wish to attend the meeting in person, you may obtain directions to the location of the Meeting by calling the offices of Pacific Global, toll-free, at-1-800-282-6693.  Your vote is important, no matter how many shares you own.  A more detailed description of the various voting procedures is provided in the section of this proxy statement entitled “How to Vote and Revocation of Proxy.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 20, 2016:

•	Please note that the enclosed proxy card includes a control number that you will need to have available for your reference if you choose to vote by telephone.

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TABLE OF CONTENTS

PROPOSAL

Introduction
Background and Reasons for the Proposed Liquidation
Plan of Liquidation and Dissolution
Tax Consequences of the Liquidation

VOTING INFORMATION

Voting Eligibility and Number of Votes
Quorum Requirement
Required Vote
How to Vote and Revocation of Proxy
Proxy Solicitation
Adjournment

ADDITIONAL INFORMATION

The Adviser, Administrator and Distributor
Annual Report and Semi-Annual Report
Delivery of Proxy Statement - Householding
Shareholder Proposals
Other Business

Plan of Liquidation and Dissolution	APPENDIX A
Beneficial Owners of the Fund’s Voting Securities	APPENDIX B

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PROPOSAL

 Introduction

The Board has approved, subject to shareholder approval, the liquidation and dissolution of the Fund, pursuant to a Plan of Liquidation and Dissolution (the “Plan”).  If approved by shareholders, the Plan provides for the sale of the Fund’s assets and distribution of the net proceeds to the Fund’s shareholders.  The discussion contained herein is qualified entirely by reference to the Plan, attached to this proxy statement as Appendix A.

 Background and Reasons for the Proposed Liquidation

The Fund is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a series portfolio of the Pacific Advisors Fund.  The Pacific Advisors Fund was incorporated in Maryland on May 18, 1992.   Class A shares of the Fund commenced operations on February 8, 1993. The Fund’s Class C shares were introduced on April 1, 1998.

At a meeting held on May 20, 2016, the Board considered the recommendation by Pacific Global Investment Management Company (“Pacific Global”) that it would best serve the interests of the Fund and its shareholders to terminate and liquidate the Fund.  In evaluating the Plan of Liquidation and Dissolution for the Fund (the “Plan”), the Board considered a number of factors, including particularly the Fund’s current asset size and its current expense ratio.  The Board considered Pacific Global’s determination that, because of the Fund’s small asset size, and the resultant inefficiencies, such as the high costs of operating and the Fund’s inability to realize economies of scale, it was not likely that the Fund will attract meaningful assets and that it would be in the best interests of the Fund and its shareholders to liquidate the Fund.  Based on its consideration of these and other factors deemed relevant, the Board concluded that approval of the Plan was in the best interests of the Fund and its shareholders.

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 Plan of Liquidation

On May 20, 2016, the Board approved the Plan, which is attached to this proxy statement as Appendix A.  Shareholders are encouraged to read the Plan in its entirety.

The effective date of the Plan is anticipated to be on or about June __, 2016 (the “Effective Date”).   On the Effective Date, the Fund shall cease following the investment objective and principal investment strategies set forth in its prospectus and shall not engage in any business activities except for the purposes of winding up its business and affairs, liquidating its assets, and distributing the proceeds to shareholders of the Fund as of the Liquidation Date (defined below) in accordance with the provisions of the Plan, after discharging or making reasonable provision for its liabilities.

As soon as reasonable and practicable after the Effective Date, but in no event later than June __, 2016, the Fund intends to convert all of its assets into cash or cash equivalents or to otherwise liquidate its assets.  As soon as reasonably practicable after the Fund’s assets have been reduced to cash or cash equivalents, but no later than June __, 2016 (the “Liquidation Date”), the Fund intends to distribute pro rata to its shareholders of record as of the close of business on or about June __, 2016, all of the Fund’s then existing assets except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, capital gains distributions, if any, payable through the Liquidation Date; and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.

The Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.  The Board may abandon the Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.   The Fund will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation.  The Fund’s shareholders will pay their own expenses, if any.

 Tax Consequences of the Liquidation

If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders.  Whether the Fund will have a net realized capital gain (or loss) on the Liquidation Date will depend on market conditions and redemption activity during the solicitation and liquidation period.  The sale of assets may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses or otherwise eligible to be treated as part of the liquidating distribution to Fund shareholders as described below, would be distributed to shareholders on or prior to the Liquidation Date, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts.  As of May 16, 2016, the Fund had net unrealized appreciation of portfolio assets of approximately $54,945 and available capital loss carryovers of approximately $15,147 (including $63,490 of capital loss carryovers less capital gains realized during the current taxable year of $48,343).  Accordingly, the amount of capital gains that may be realized by the Fund and distributed to shareholders prior to the Liquidation Date is not expected to be material.  However, such amount will differ, due to changes in portfolio composition and changes in market values of portfolio securities.

The Fund intends to maintain its qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended through the Liquidation Date.  As a RIC, the Fund will not be taxed on its investment income or capital gains, to the extent distributed to its shareholders. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders (i) all of the Fund’s investment company taxable income for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Fund’s net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).  Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund's final taxable year as having been paid out as a part of the liquidating distributions made to the Fund's shareholders in complete liquidation of the Fund.  As described in the next paragraph, any such liquidating distribution (received in lieu of an income dividend or capital gain distribution on account of the current taxable year) would be treated by Fund shareholders as received in a sale or exchange of their Fund shares. The Fund will send shareholders a written statement notifying them as to the portion, if any, of the liquidating distribution that constitutes a capital gain distribution and the portion, if any, that constitutes an income dividend for federal income tax purposes.

Shareholders of record as of the close of business on the Liquidation Date will receive a liquidating distribution.  The liquidating distribution(s) should be treated as payment in exchange for the shareholder’s Fund shares.  As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidation distribution(s) he or she receives.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.   If a shareholder redeems his or her entire interest in the Fund before its liquidation, the shareholder generally would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the redemption proceeds he or she receives. If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year. .

Prior to the complete liquidation of the Fund, the Fund may declare and pay, and in the event that the Fund becomes a personal holding company for federal income tax purposes during the liquidation period, it would be required to declare and pay, to its shareholders any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax or as otherwise deemed desirable. In that event, the liquidation distribution(s) a shareholder receives could consist, for those purposes, of either or both of the following: (1) an ordinary income dividend to the extent of the Fund’s undistributed net investment income (over and above expenses) and the excess of net short-term capital gain over net long-term capital loss, taxable as ordinary income, and (2) a distribution treated as in payment for the shareholder’s shares, taxable as described above.

The tax consequences to a corporate shareholder that owns 80% or more of the Fund will differ from those described above.  Any such shareholder should consult with its tax advisor regarding the federal income tax consequences to such shareholder as a result of the liquidation.

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The receipt of a liquidating distribution by a qualified retirement account, including an individual retirement account, generally would not be treated as a taxable event to the beneficiary thereof. A shareholder who invests in the Fund through such an account and receives a liquidating distribution outside of the account, however, should consider promptly reinvesting the distribution in another qualified retirement account to avoid incurring tax penalties.  If a liquidating distribution cannot be held by an IRA and must be distributed, tax results will vary depending on each beneficiary’s status.  Accordingly, a beneficiary who receives a distribution from a qualified retirement account pursuant to the liquidation of the Fund should consult with his or her own tax advisers regarding personal tax consequences thereof.

The Fund must withhold and remit to the U.S. Treasury 28% of the liquidation distribution(s) (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number.  Withholding at that rate also would be required from any part of the liquidating distribution(s) that is treated as dividends pursuant to the preceding paragraph otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax adviser to determine the tax consequences of receiving the liquidating distribution.

VOTING INFORMATION

 Voting Eligibility and Number of Votes

Shareholders of record as of the close of business on May 31, 2016 (“Record Date”) are entitled to vote at the Meeting.  The number of shares outstanding of each class of the Fund as of the Record Date is listed in the table below.   Beneficial owners of more than 5% of each class of the Fund’s voting securities, and trustee and officer beneficial ownership of each class of the Fund’s voting securities are included in Appendix B.   Each share held entitles a shareholder to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of   net asset value (“NAV”) of shares held by the shareholder, as determined as of the Record Date.

Title of Class	Shares Outstanding as of May 31, 2016

Class A	XXXXX

Class C	XXXXX

 Quorum Requirement

The presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting.  As a result, they have the same effect as a vote against the proposal.  Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal.

 Required Vote

When a quorum is present at the Meeting, the affirmative vote of shareholders that hold shares representing a majority of the voting power of the shares voted shall decide the proposal.

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 How to Vote and Revocation of Proxy

If you attend the Meeting or any adjournments thereof, you may vote your shares in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

(2)
Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card which is available from 7:00 a.m. to 5:00 p.m. Pacific Time Monday through Friday. You will be asked to provide the control number on the proxy card.  A confirmation of your telephone vote will be mailed to you upon request.

 Should you require additional information regarding the proxy statement or replacement proxy cards, you may contact us at 800-282-6693.  You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of Pacific Advisors Fund Inc. at any time before the Meeting; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card.  If no instruction is provided on a properly executed, unrevoked proxy card, the shares represented by such proxy card will be voted “FOR” the approval of the Plan and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

 Proxy Solicitation

The Board expects that the solicitation of proxies from shareholders will be conducted principally by sending the notice of Meeting, proxy statement and proxy card through the mail, but solicitation may also be made by telephone or email.  Officers and employees of Pacific Global and its affiliates may contact you to solicit your proxy by telephone, mail or email.  These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Fund.

The Fund will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation.  The Fund’s shareholders will pay their own expenses, if any.    Costs associated with the approval of the proposal generally include printing and mailing costs, solicitation costs, legal costs, and other miscellaneous costs.

As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of Pacific Advisors Fund, or a representative of Pacific Global or its affiliates, if such shareholder’s votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder previously received the proxy statement and related materials.  If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information provided agrees with the information on record with Pacific Advisors Fund, then the representative has the responsibility to explain the voting process, read the proposal listed on the proxy card, and ask for the shareholder’s voting instructions on the proposal.  Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  The representative will record the shareholder’s instructions.  If requested, the shareholder will be sent a letter within 72 hours confirming his or her vote and asking the shareholder to call immediately if his or her instructions are not correctly reflected in the confirmation.

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 Adjournment

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the majority of those shares present at the Meeting or represented by proxy.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by applicable rules and regulations, including proposals for which timely notice was not received.

ADDITIONAL INFORMATION

 The Adviser, Administrator and Distributor

The principal offices of the Fund’s investment adviser, Pacific Global Investment Management Company, are located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203.  The principal office of the Fund’s distributor, Pacific Global Fund Distributors, Inc. a wholly-owned subsidiary of the investment adviser, is located at the address provided above.

 Annual Report and Semi-Annual Report

The most recent annual report and semi-annual report for Pacific Advisors Fund and the Fund are available without charge by writing to Pacific Advisors Fund 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 or by calling 1-800-282-6693.  These reports are also available on the Pacific Advisors Funds website, at www.pacificadvisorsfunds.com.  The Securities and Exchange Commission (“SEC”) maintains a website at http://www.sec.gov that contains the most recent annual report and semi-annual report and other information about Pacific Advisors Funds.

 Delivery of Proxy Statement - Householding

Only one proxy statement is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders.  The Fund will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders may notify the Fund that they wish to receive a separate copy of this proxy statement, or wish to receive separate proxy statements in the future, by calling 1-800-282-6693 or writing to Pacific Advisors Fund, 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203.  Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiple copies of proxy statements by calling or writing to Pacific Advisors Funds as indicated above.

 Shareholder Proposals

As a general matter, the Fund does not hold regular meetings of shareholders.  If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Fund at the address set forth on the first page of this proxy statement.  To be considered for presentation at a shareholder meeting, the Fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at a meeting, as inclusion and presentation are subject to compliance with certain Federal regulations.

 Other Business

The Board does not intend to present any other business at the Meeting and knows of no other matters that are to be brought before the Meeting. However, if any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment with respect to such matters.

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APPENDIX A

Plan Of Liquidation And Dissolution
of
Government Securities Fund
(a series portfolio of Pacific Advisors Fund)

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the Government Securities Fund (the “Fund”), a series portfolio of Pacific Advisors Fund, a Maryland corporation, registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), in conformity with the laws of the State of Maryland, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Pacific Advisors Fund’s Articles of Incorporation, as amended, and Amended and Restated Bylaws (the “Bylaws”) (together, the “Organizational Documents”).  All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, in light of the Fund’s small asset size and resultant inefficiencies, such as the high cost of operating, and the Fund’s inability to realize economies of scale, the Fund’s investment advisor, Pacific Global Investment Management Company has recommended that the Fund be liquidated and dissolved; and

WHEREAS, the Fund’s Board of Directors (the “Board”) has considered the impact on the Fund’s shareholders of the liquidation and dissolution of the Fund; and

WHEREAS, the Board has determined that the liquidation and dissolution of the Fund is advisable and in the best interests of the Fund and its shareholders, and has considered and approved this Plan as the method of accomplishing such liquidation and dissolution; and

WHEREAS, pursuant to Section E.viii. of the Articles of Incorporation, shareholders must approve the liquidation of the Fund, provided that the Board has authorized an affirmative vote of the shareholders for the purpose of approving any such liquidation.

NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

1.           Effective Date of Plan.  The effective date of the Plan (the “Effective Date”) shall be June __, 2016.

2.           Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents and all applicable laws and regulations, including but not limited to Section 331 of the Code (the “Liquidation”, and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3.           Notice of Liquidation.  As soon as reasonable and practicable after the adoption by the Board of this Plan, the Fund shall file with the Securities and Exchange Commission (the “SEC”) and provide to Fund shareholders a Proxy Statement on Schedule 14A and Notice of Meeting of Shareholders to provide notice to the Fund’s shareholders that this Plan has been approved by the Board and that a meeting of the Fund’s shareholders will be held for the purpose of voting on a proposal to approve the Liquidation pursuant to the Plan.

4.           Cessation of Business.  On the Effective Date, the Fund shall cease following the investment objective and principal investment strategies set forth in its prospectus and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, collecting and liquidating its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities.

A

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5.           Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay in full, or make reasonable provision to pay, all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

6.           Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than June __, 2016, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7.           Liquidating Distribution.  As soon as reasonable and practicable after the Fund’s assets have been reduced to cash or cash equivalents, but no later than June __, 2016, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.  If the Board is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located.  The expenses of such trust shall be charged against the assets therein.

8.           Satisfaction of Federal Income and Excise Tax Distribution Requirements.   If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.  Alternatively or in conjunction therewith, Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of one or more liquidating distributions made to Fund’s shareholders pursuant to Section 7 hereof.

9.           Expenses in Connection with this Plan.  The Fund will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation.  The Fund’s shareholders will pay their own expenses, if any.

10.           Powers of the Board.  The Board and the officers of the Fund, subject to the direction of the Board, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers.  The death, resignation or disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

11.           Filings.  The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and dissolution of the Fund with the State of Maryland, the Internal Revenue Service (the “IRS”), the Securities and Exchange Commission, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of adoption by Fund shareholders of this Plan.

12.           Amendment of Plan.  The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Maryland, the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.  The Board may abandon this Plan at any time with respect to the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Adopted in principle by the Fund’s Board on May 20, 2016.

A

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APPENDIX B

BENEFICIAL OWNERS OF THE FUND’S VOTING SECURITIES
AS OF MAY 31, 2016

The table below lists all beneficial owners of more than 5% of each class of the Fund’s voting securities:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

Class A	XXX	XXX	XXX
Class C	XXX	XXX	XXX

*	None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The Fund’s Directors and executive officers^ owned ___% of the Fund beneficially as of May 31, 2016.

^	Executive officers as defined by Item 402(a)(3) of Regulation S-K.

_______________________________________________________________
Distributed by Pacific Global Fund Distributors, Inc.
B

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PROXY ADMINISTRATOR: PACIFIC GLOBAL INVESTOR SERVICES, INC.
To vote by Telephone

1) R1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-282-6693
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Note: If you vote by Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOVERNMENT SECURITIES FUND
AN INVESTMENT PORTFOLIO OF PACIFIC ADVISORS FUND

This proxy is solicited by the Board of Directors, which recommends voting "FOR" this proposal.

PROPOSAL			For Against Abstain
1.To1. To approve the liquidation and dissolution of the Government Securities Fund pursuant to a Plan of Liquidation and Dissolution.			0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
Proxy materials are available by calling Pacific Advisors Fund Shareholder Services at 1-800-282-6693

PACIFIC ADVISORS FUND INC.

GOVERNMENT SECURITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2016

The undersigned shareholder of the Government Securities Fund (the "Fund"), an investment portfolio of Pacific Advisors Fund, hereby appoints Catherine L. Henning, and Jingjing Yan the attorneys and proxy of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 31, 2016, at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of Pacific Global Investment Management Company Inc. located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 on June 20, 2016 at 1:00 p.m. Pacific Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

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